SUB-ITEM 77Q1(e):

New and amended Registrant advisory contracts
Incorporated by reference to exhibit 23:

o        (d)(3)
o        (d)(4)
o        (d)(5)
o        (d)(6)
o        (d)(7)
o        (d)(8)

to post effective amendment no. 28 to Registrant's registration statement filed on Form Type 485BPOS on July 14, 2004 (Accession No. 0001193125-04-206382)